J.P. Morgan Series Trust
Supplement effective May 22, 2000, to the following Prospectus:

J.P. Morgan Institution Tax Aware Enchanced Income Fund, dated March 1, 2000

The address of the Shareholder Servicing Agent shown under the heading "Your Investment" is changed. The new address is:

     Morgan Christiana Center
     J.P. Morgan Funds Services - 2/OPS3
     500 Stanton Christiana Road
     Newark, DE 19713 1-800-766-7722